Exhibit 10.11

This instrument prepared by and                          Cross Reference:
When recorded, please return to:                    RP4222, Page 1248 and
Troutman Sanders LLP                                   RP 4285, Page 0949
NationsBank Plaza, Suite 5200                             Mobile County,
600 Peachtree Street, N.E.                                Alabama Records
Attention: Elizabeth B. Chandler, Esq.


                THIRD AMENDMENT TO SUPPLEMENTARY LEASE AGREEMENT


         THIS THIRD AMENDMENT TO SUPPLEMENTARY LEASE AGREEMENT (the "Third Amendment"), is made as of this 8th day of December, 1995, by and between SCOTT PAPER COMPANY, a Pennsylvania corporation (as "Lessor") and MOBILE ENERGY SERVICES COMPANY, L.L.C., an Alabama limited liability company (as "Lessee").


                                               W I T N E S S E T H:


         WHEREAS, Lessor and Mobile Energy Services Company, Inc., an Alabama corporation ("MESC") did enter into that certain Supplementary Lease Agreement, dated as of December 12, 1994 (the "Original Lease"), the subject of which was to lease certain improved real property which is more particularly described on Exhibit "B" attached to the Original Lease (the "Original Leased Premises") and a memorandum of which was recorded in RP 4222, Page 1248, Office of the Judge of Probate, Mobile County, Alabama records, and

         WHEREAS, the Original Lease was amended by that certain First Amendment to Supplementary Lease Agreement ("First Amendment"), dated as of July 13, 1995, and that certain Second Amendment to Supplementary Lease Agreement ("Second Amendment"), dated as of August 1, 1995, a memorandum of which was recorded in RP 4285, Page 0949, Office of the Judge of Probate, Mobile County, Alabama records (the Original Lease, as amended by the First Amendment and the Second Amendment shall sometimes be referred to herein as the "Lease"), and

         WHEREAS, Lessee is the successor-in-interest to Mobile Energy Services Holdings, Inc., an Alabama corporation, which is formerly known as "Mobile Energy Services Company, Inc.," and

         WHEREAS, Lessor and Lessee desire to modify and amend the Lease to change, among other matters, the description of the Original Leased Premises, upon the terms and conditions herein contained.

         NOW THEREFORE, for and in consideration of the mutual covenants contained herein, and for Ten and No/100 Dollars ($10.00) and other good and valuable consideration, paid by the parties hereto to one another, the receipt and sufficiency of which are acknowledged by the parties hereto, the parties hereto hereby covenant and agree as follows:

         1. Leased Premises. Lessor shall lease and rent to Lessee, and Lessee shall lease and rent from Lessor, from and after the date hereof, that certain tract of land as shown on Exhibit "A" attached hereto and by this reference incorporated herein (the "Additional Premises"), such that from and after the date hereof, the "Leased Premises," as such term is used in the Lease shall be deemed to be the Premises, as described on Exhibit "B" attached hereto and by this reference incorporated herein. Lessee hereby forever releases any rights Lessee might have in and to that portion of the Original Leased Premises, more particularly described on Exhibit "C" attached hereto and by this reference incorporated herein.

         2. No Other Modification. Lessor and Lessee hereby affirm, confirm, and ratify the Lease, as amended hereby, and agree that the Lease, including terms granting certain options of Lessee to purchase the Premises, is and shall remain in full force and effect.

         3. Transfers, Successors and Assigns. This Third Amendment shall inure to the benefit of and be binding upon Lessor, Lessee and their respective transfers, successors and assigns.

         IN WITNESS WHEREOF, the undersigned have caused this Third Amendment to be executed and delivered on the day and year first above written.

                                           "LESSOR"

                                           SCOTT PAPER COMPANY, a
                                           Pennsylvania corporation


                                           By:        /s/
                                              Name: Thomas C. Deas, Jr.
                                              Title: Assistant Treasurer


                                           "LESSEE"

                                           MOBILE ENERGY SERVICES COMPANY,
                                           L.L.C., an Alabama limited
                                           liability company

                                           By:            /s/
                                              Name: S. Marce Fuller
                                              Title: Vice President


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




State of Alabama

County of Mobile

                  I Gail Bryant Yance, a Notary Public in and for said County, in said State, hereby certify that Thomas C. Deas, Jr., whose name as Assistant Secretary of Scott Paper Company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

         Given under my hand and official seal, this the 8th day of December, 1995.

                                                                 /s/
                                                             Notary Public

                                                             [Affix Notary Seal]



State of Georgia

County of Fulton

                  I Jane C. Bryan, a Notary Public in and for said County, in said State, hereby certify that S. Marce Fuller, whose name as Vice President of Mobile Engery Services Co., LLC, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

         Given under my hand and official seal, this the 16th day of January, 1996.

                                                                   /s/
                                                             Notary Public

                                                             [Affix Notary Seal]








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



                                                    EXHIBIT "A"


Beginning at a point in Lot 11 of Scott Paper Company Subdivision as recorded in Map Book 64, Page 39, in the office of the Judge of Probate of Mobile County, Alabama, said point being 2029.873 feet North and 2185.566 feet East of the Site of the Great Magnolia and at Alabama State Plane Coordinate, West Zone, N 268516.099, E 328173.913; Thence N-41(degree)-44'-09" E for 197.45 ft.; Thence
S-26(degree)- 32'-42"-E for 4.30 ft.; Thence S-41(degree)-44'-09"-W for 195.20
ft. to a point on a curve to the left having a radius of 438.37 ft., the chord of which bears N-57(degree)-35'-46"-W for 4.05 ft. for an arc distance of 4.05 ft. to the Point of Beginning. Said parcel lying and being in Lot 11 of the Scott Paper Company Subdivision as recorded in Map Book 64 page 39 in the office of the Judge of Probate of Mobile, County, Alabama, and containing 785.121 square feet, more or less.






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



                                                    EXHIBIT "B"

ALL that certain plot, piece or parcel of land, situate, lying and being in the City of Mobile, County of Mobile, and State of Alabama, bounded and described as follows:

Parcel I

         Beginning at a point in Lot 11 of the Scott Paper Company Subdivision as recorded in Map Book 64, Page 39, in the Office of the Judge of Probate of Mobile County, Alabama, said point being 3570.10 feet North and 431.54 feet East of the Site of the Great Magnolia, and at Alabama State Plan Coordinate, (West Zone, NAD 1927), North 270056.327 and East 326422.733; Thence N-10-53'-56"-W for 356.22 ft.; Thence S-89-01'-08"-E
         for 105.36 ft.; Thence S-68-5 2'-49"-E for 194.97 ft.; Thence
         S-15-17'-38"-E for 241.11 ft.; Thence S-80-56'-54"-W for 287.04 ft. to
         the Point of Beginning. Said Parcel (the "East Fuel Tank Parcel") lying and being in Lot 11 of the Scott Paper Company Subdivision and containing 1.968 acres, more or less.
                                                 LESS AND EXCEPT:

         Beginning at a point 38.85 feet South and 7.65 feet West of the North East corner of the Parcel described above, said point being at Alabama State Plane Coordinate, (West Zone, NAD 1927), North 270295.212 and East 326634.957; Thence S-42-00'- 44"-W for 42.00 ft.; Thence
         N-47-59'-16"-W for 50.00 ft.; Thence N-42-00'-44"-E for 42.00 ft.;
         Thence S-47-59'-16"-E for 50 ft. to the Point of Beginning. Said Parcel (the "Excluded Parcel") lying entirely within the East Fuel Tank Parcel described above and containing 2100.00 square feet, more or less.

Parcel II

Beginning at a point in Lot 11 of the Scott Paper Company Subdivision as recorded in Map Book 64, Page 39, in the office of the Judge of Probate of Mobile County, Alabama; Said point being 2029.873 feet North and 2185.566 feet East of the Site of the Great Magnolia, and at Alabama State Plan Coordinate, West Zone, NAD 1927, North 268516.099, East 328173.913; Thence
N-41(degree)-44'-09"-E for 197.45 feet; Thence S-26(degree)-32'-42"-E for 123.69 feet; Thence S-34(degree)- 20'-56"-E for 96.39 feet; Thence 41(degree)-44'-09"-W for 143.79 feet; Thence Northwesterly, around a curve to the left having a radius of 438.37 feet and a Delta angle of 27(degree)-35'-10", the Chord of which bears N-44(degree)-04'-04"-W for 209.02 feet, for an arc distance of
211.06 feet to the Point of Beginning. Said Parcel lying and being entirely within the boundaries of Lot 11 of the aforesaid Scott Paper Company Subdivision, and containing 0.759 acres, more or less.

                                                    EXHIBIT "C"



Beginning at a point in Lot 11 of Scott Paper Company Subdivision as recorded in Map Book 64, Page 39, in the office of the Judge of Probate of Mobile County, Alabama, said point being 1879.685 feet North and 2330.945 feet East of the Site of the Great Magnolia and at Alabama State Plane Coordinate, West Zone, N 268365.911, E 328365.911; Thence N-41(degree)-44'-09"-E for 143.79 ft.; Thence
S-34(degree)- 20'-56"-E for 5.61 ft.; Thence S-41(degree)-44'-09"-W for 144.25
ft. to a point on a curve to the left having a radius of 438.37 ft., the chord of which bears N-29(degree)-56"-04"-W for 5.74 ft., for an arc distance of 5.74 ft. to the Point of the Beginning. Said parcel lying and being in Lot 11 of the Scott Paper Company as recorded in Map Book 64 page 39 in the office of the Judge of Probate of Mobile County, Alabama, and containing 784.370 square feet, more or less.





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